DEVELOPMENT ACTIVITY — INDUSTRY PIPELINE

Additional Capacity(1)
(in thousands)


35
30
25
20
15
10
5
0
28.1
19.1
13.0
2.8
2.5
2.2
1.5
1998
1999
2000
2001
Sunrise
Total

- Industry building has slowed
- Sunrise development steady and disciplined
- Sunrise major market strategy supports continued development
- Planned openings:

	Homes	Residents
2002E:	20	1,800
2003E:	25-30	2,200-2,700

(1) Public companies plus leading private companies
Source: Industry Analyst

SUNRISE ASSISTED LIVING

ACCESS TO CAPITAL

$

Equity

* $50 million cash
* $72 million after tax cash flow
* $744 million of SMB transactions

Sources

AEW, Prudential, CalPERS, CSFB, major state pension funds

Debt

* $183 million unused credit lines
* $700 million of financings (average rate of 6.1%)
* $125 million convertible notes

Sources

Fannie Mae, GMACC, Fleet, Freddie Mac, GE Capital, Bank of America, Wachovia

SUNRISE ASSISTED LIVING

MORE SENIORS ARE CHOOSING SUNRISE

Communities Operated



CAGR = 33.9%
250
200
150
100
50
0
28
35
61
77
140
164
186
216
'95
'96
'97
'98
'99
'00
'01
'02E

Resident Capacity Operated



(In thousands)
CAGR = 33.6%
20
16
12
8
4
0
2.3
3.1
5.3
6.6
11.0
12.9
14.8
17.5
'95
'96
'97
'98
'99
'00
'01
'02E

SUNRISE ASSISTED LIVING

SOLID FINANCIAL PERFORMANCE

(Dollars in millions)

REVENUE



CAGR = 35.9%
$375
300
225
150
75
0
$170.7
$255.2
$344.8
$428.2
'98
'99
'00
'01

EBITDA



CAGR = 30.5%
140
$120
100
80
60
40
20
0
$59.4
$80.3
$111.3
$132.0
1998
1999
2000
2001

NET INCOME



CAGR = 25.9%
60
50
40
30
20
10
0
$22.3
$24.2
$24.3
$47.2
$56.0
1998
1999
2000
2001
2002E

Note: FY1999 net income excludes $4.0mm non-recurring charge.
Projections based on the mid-point of the Company's earning guidance of $2.27 to $2.30 per share.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (excluding non-recurring items and charges).

SUNRISE ASSISTED LIVING

MANAGEMENT SERVICES GROWTH

(Dollars in millions)



Management Division EPS Growth
CAGR = 30.2%
$1.20
$0.90
$0.60
$0.30
$0.00
$0.59
$0.79
$1.00
2000A
2001
2002E



Revenues Under Management
Growth = 34.4%
$550
$425
$300
$175
$50
$274.9
$399.6
$496.9
1999
2000
2001

SUNRISE ASSISTED LIVING

SUNRISE RECENT HIGHLIGHTS

- 2001 EPS growth 80% over 2000 results
- Expanded operating portfolio by 22 properties in 2001
- Closed sale/long-term manage-back transactions of 35 properties for $521 million. Announced the sale/long-term manage-back of 14 properties for $223 million
- Completed over $700 million of financing transactions (6.1% average rate)
- Transferred listing to the New York Stock Exchange
- Continued high occupancies and operating margins for same-store portfolio
- Redeemed 5.5% convertible notes
- Added to S&P Small-Cap 600 Index

12/31/01 CAPITALIZATION TABLE

(Dollars in millions)

	Actual 12/31/01
Cash and cash equivalents:	**$50.3**
Current maturities of long-term debt	**26.9**
Long-term debt, excluding current maturities:	
Convertible notes	**107.8**
Long-term debt	496.0
Total long-term debt	**603.8**
Minority interests	2.5
Stockholders' equity:	
Preferred stock, $0.01 par value, 10,000,000 shares authorized: no shares issued and outstanding	-
Common stock, $0.01 par value, 60,000,000 shares authorized: 22,166,406 shares issued and outstanding	0.2
Additional paid-in capital	310.4
Retained earnings	104.3
Accumulated other comprehensive loss	(4.2)
Total stockholders' equity	410.7
Total capitalization	**$1,043.9**

SUNRISE ASSISTED LIVING

SUMMARY CREDIT STATISTICS

(Dollars in millions)

	Fiscal Year Ended December 31,		
	1999	2000	2001
Financial Summary:			
EBITDAR	$88.2	$122.1	$142.1
EBITDA	80.3	111.3	132.0
Net Debt	647.4	631.8	580.5
Summary Credit Statistics:			
EBITDAR / Int. Expense + Rent	**2.2x**	**2.0x**	**3.9x**
EBITDA / Int. Expense	2.5x	2.2x	5.1x
(8 x Rent + Net Debt) / EBITDAR	**8.1x**	**5.9x**	**4.7x**
Net Debt / EBITDA	8.1x	5.7x	4.4x

SUNRISE ASSISTED LIVING

WHY SUNRISE?

- **Industry leader – 20 years of experience**
- **Attractive private pay demographics**
- **Self-funded growth**
  - $50 million of cash, $72 million of after tax cash flow (4Q01 annualized) and up to $183 million of unused credit lines as of 12/31/01
- **Expected strong EPS growth rate**
  - 2001 EPS 80% above 2000 EPS
  - Expect 1Q02 EPS of $0.40-$0.42
  - Expect mid-teens EPS growth rate in 2002 ($2.27 to $2.30 per share)
- **Attractive Valuation - EPS and Net Asset Value**

SUNRISE ASSISTED LIVING